Consolidated and Combined Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Dec. 28, 2012	Dec. 30, 2011	Sep. 28, 2012	Sep. 30, 2011	Sep. 24, 2010
Net income	$ 105	$ 93	$ 394	$ 376	$ 239
Other comprehensive (loss) income:
Foreign currency translation	(4)	3	17	3	12
Retirement plans, net of tax benefit			(3)	(3)	(1)
Total other comprehensive (loss) income, net of tax	(4)	3	14	0	11
Comprehensive income	$ 101	$ 96	$ 408	$ 376	$ 250